UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): December 3, 2024

DMC Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14775	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.05 Par Value	BOOM	The Nasdaq Global Select Market
Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement

On December 3, 2024, DMC Global Inc. (the “Company”) entered into an Amendment to the Second Amended and Restated Limited Liability Company Agreement of Arcadia Products, LLC (“Arcadia”), by and among Arcadia, the Company, DMC Korea, Inc., and New Arcadia Holdings, Inc. (“New Arcadia”) (the “Amendment”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Amendment. Under the Amendment, New Arcadia has agreed not to exercise its Put Option or Transfer (or propose to Transfer) its Units to a Third Party until on or after September 6, 2026, in exchange for the Company’s: (i) payment of a $2.5 million fee to the Munera Member; (ii) agreement to provide monthly updates on the Arcadia business to the directors that the Munera Member has appointed to the Arcadia board of directors; and (iii) agreement that if the Company is acquired, the Company will be deemed to have exercised its Call Option to acquire all of the Munera Member’s interests in Arcadia, with payment of the purchase price to be made in connection with the closing of the sale of the Company. The Company continues to have the right to exercise its Call Option beginning December 23, 2024. The foregoing description of the Amendment is only a summary and is qualified in its entirety by reference to the full text of the Amendment, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 7.01    Regulation FD Disclosure

On December 4, 2024, the Company issued a press release announcing the matters described above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information provided in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1
Amendment to Second Amended and Restated Limited Liability Company Agreement of Arcadia Products, LLC, dated December 3, 2024, by and among Arcadia Products, LLC, DMC Global Inc., DMC Korea, Inc., and New Arcadia Holdings, Inc.

99.1	Press Release, dated December 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMC Global Inc.

Dated:	December 4, 2024	By:	/s/ Michelle Shepston
Name: Michelle Shepston
Title: Executive Vice President and Chief Legal Officer